EXHIBIT 23.1
                            ------------


        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration
Statement of our report dated March 31, 1998 included in CYTOGEN Corporation's Form 10-K/A for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                            ARTHUR ANDERSEN LLP


Philadelphia, PA
   April 9, 1998


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